Exhibit 10.43

THE INDEBTEDNESS EVIDENCED BY THIS NOTE IS SUBORDINATE TO CERTAIN OTHER INDEBTEDNESS OF MAKER AS PROVIDED IN THAT SUBORDINATION AGREEMENT DATED MAY 7, 1997, BY AND AMONG LASALLE BUSINESS CREDIT, INC., IMPERIAL BANK, THE CRUTTENDEN ROTH BRIDGE FUND, LLC, AND THOMAS E. DOOLEY, JR., AS AGENT.
--------------------------------------------------------------------------------
                                                                   TWO YEAR NOTE

                                 PROMISSORY NOTE

$325,000.00                                                     Phoenix, Arizona

                                                                     May 7, 1997

     FOR VALUE RECEIVED, the undersigned SOUTHHAMPTON ENTERPRISES CORP., a British Columbia Corporation (hereinafter called "Maker"), promises to pay to the order of THOMAS E. DOOLEY, JR., as agent for the Sellers, defined below, at 12401 East Saddle Horn Drive, Scottsdale, Arizona 85259 (together with all subsequent holders of this Note, hereinafter called "Payee"), or at such other place as Payee may from time to time designate in writing, the principal sum of THREE HUNDRED TWENTY FIVE THOUSAND AND NO/100ths DOLLARS ($325,000.00), plus interest calculated on a daily basis (based on a 360-day year) from the date hereof on the principal balance from time to time outstanding as hereinafter provided, payable as follows:

     A. Interest shall accrue at the rate of Eight and One Quarter percent (8 1/4%) per annum.

     B. All accrued interest shall be due and payable quarterly on the first day of each August, November, February and May, commencing August 1997.

     C. Upon any Securities Offering that is not a Qualified Securities Offering, a repayment of principal in the amount of $81,250.00 shall be due and payable immediately upon demand by Payee.

     D.   Upon  any  Qualified  Securities  Offering,   the  entire  outstanding
          principal balance of this Note shall be due and payable immediately upon demand by Payee.

     E. Notwithstanding any other provision hereof, if not earlier due and payable, the entire unpaid principal balance, all accrued and unpaid interest, and all other amounts payable hereunder shall be due and payable in full on May 7, 1999.

     As used in this Note, "Securities Offering" means any registered equity securities offering in the United States of America of the common stock of Maker (other than on Form S-4, or securities issued pursuant to an employee benefit plan or in connection with a transaction subject to Rule 145 of the Securities Act of 1933); and "Qualified Securities Offering" means a Securities Offering in which the gross proceeds, together with the gross proceeds of all prior Securities Offerings, total at least $12,000,000,00.

     Upon a Securities Offering, or at any time and from time to time thereafter, at the election of Payee, all or any part of the outstanding principal amount of this Note may be converted into shares of Maker's common stock at the lesser of: (i) $7.50 per share, or (ii) the price of such common stock in the first Securities Offering, (hereinafter referred to as the "Conversion Price"). If the entire outstanding principal balance of this Note is not converted at the time of the Securities Offering, the Conversion Price shall be adjusted upon certain events affecting Maker's common stock, as provided in Exhibit "A" attached hereto. All shares of common stock of Maker obtained by Payee as a result of its exercise of the conversion rights in this Note shall be subject to the Registration Rights Agreement attached hereto as Exhibit "B".

     Maker shall not have any right to prepay this Note prior to a Securities Offering. Thereafter Maker may prepay this Note in full but not in part, without penalty, upon not less than ten (10) business days prior written notice of the proposed prepayment; subject, however, to any exercise by Payee of its conversion rights under this Note at any time prior to receipt of the prepayment.

     Maker agrees to an effective rate of interest that is the rate stated above plus any additional rate of interest resulting from any other charges in the nature of interest paid or to be paid by or on behalf of Maker, or any benefit received or to be received by Payee, in connection with this Note.

     Principal, interest and all other sums payable hereunder shall be paid in lawful money of the United States of America in immediately available funds.

     If any payment required under this Note is not paid when due, then Maker shall pay a "late charge" equal to three percent (3%) of the amount of that payment. This late charge may be assessed without notice, shall be immediately due and payable and shall be in addition to all other rights and remedies available to Payee.

     All payments on this Note shall be applied first to the payment of any costs, fees or other charges incurred in connection with the indebtedness evidenced hereby, next to the payment of accrued interest and then to the reduction of the principal balance.

     This Note is executed pursuant to that Stock Purchase Agreement, dated April 21, 1997, among the parties identified on the attached Schedule 1 (the "Sellers), Maker, and Southhampton Enterprises, Inc., a Texas corporation ("SEI"), which provides for the purchase by SEI from the Sellers of all of the issued and outstanding capital stock of The Antigua Group, Inc., a Nevada corporation ("Antigua") upon the terms and conditions set forth therein (the "Stock Purchase Agreement"). This Note is secured by certain security agreements and pledge agreements, of even date herewith, executed by Maker, SEI, and Antigua. This Note and such security agreements and pledge agreements, together with all other documents or instruments evidencing, securing, or executed or delivered in connection with the indebtedness evidenced by this Note, and which specifically refer to this Note, are hereinafter called the "Transaction Documents."

     The occurrence of any of the following shall constitute an "Event of Default" under this Note:

          (1) the failure to pay any sum due and owing under this Note or under any of the other Transaction Documents and such failure continues for a period of ten days;

          (2) the failure to perform or observe the covenants, conditions, provisions or agreements of this Note or any of the other Transaction Documents (other than a failure described in one or more other subparagraphs of this provision) and such failure continues for a period of fifteen days after notice thereof to Maker;

          (3) any representation by Maker in the Transaction Documents shall prove to have been false in any material respect;

          (4) the filing by Maker or any endorser, guarantor or surety hereof (or against Maker or any endorser, guarantor or surety hereof to which Maker or such endorser, guarantor or surety acquiesces or which is not dismissed within 60 days after the filing thereof) of any proceeding under the federal bankruptcy laws of the United States of American, the Bankruptcy and Insolvency Act (Canada) or other similar laws now or hereafter in effect; or the entry of an order for relief under such laws with respect to Maker or any endorser, guarantor or surety hereof;

          (5) the appointment of a receiver, trustee, custodian or conservator of any assets of Maker or any endorser, guarantor or surety hereof;

          (6) the insolvency, assignment for the benefit of creditors, failure to pay its debts as they mature or admission in writing of its inability or failure to pay its debts as they mature, by Maker or any endorser, guarantor or surety hereof;

          (7) the liquidation, termination or dissolution of Maker or any endorser, guarantor or surety hereof, if other than a natural person;

          (8) any attachment, garnishment, levy or execution upon or judicial seizure of any assets of Maker or any endorser, guarantor or surety hereof in excess of $50,000.00 in the aggregate;

          (9) the existence or filing of any lien or encumbrance in excess of $50,000.00 in the aggregate, other than any lien or encumbrance permitted by the Transaction Documents, against any collateral or security for this Note;

          (10) the institution of any legal action or proceedings to enforce any lien or encumbrance in excess of $50,000.00 in the aggregate upon any collateral or security for this Note;

          (11) the occurrence of any default under any financing to Maker by Lasalle Business Credit, Inc., Imperial Bank, or The Cruttenden Roth Bridge Fund, LLC, or under any other financing to Maker in excess of $50,000.00 in the aggregate, which default remains uncured after any applicable notice and period for cure provided in connection therewith;

          (12) except as permitted in the Transaction Documents, any sale, transfer, assignment or other disposition by Maker of any of the outstanding capital stock of Southhampton Enterprises, Inc., a Texas corporation ("SEI"), or any sale, transfer, assignment or other disposition by SEI of any of the outstanding capital stock of the Antigua Group, Inc., a Nevada corporation;

          (13) the direct or indirect ownership by any single person or entity of more than fifty percent (50%) of the outstanding capital stock of Maker.

     Upon the occurrence of any Event of Default, at the option of Payee, the entire unpaid principal balance, all accrued and unpaid interest and all other amounts payable hereunder shall become immediately due and payable without notice.

     After maturity, including maturity upon acceleration, the unpaid principal balance, all accrued and unpaid interest and all other amounts payable hereunder shall bear interest at Thirteen and One Quarter percent (13 1/4%) per annum. Maker shall pay all costs and expenses, including reasonable attorneys' fees and court costs, incurred in the collection or enforcement of all or any part of this Note. All such costs and expenses shall be secured by the Transaction Documents. In the event of any court proceedings, court costs and attorneys' fees shall be set by the court and not by jury and shall be included in any judgment obtained by Payee.

     Failure of Payee to exercise any option hereunder shall not constitute a waiver of the right to exercise the same in the event of any subsequent default or in the event of continuance of any existing default after demand for strict performance hereof.

     Maker, sureties, guarantors and endorsers hereof: (a) agree to be jointly and severally bound, (b) severally waive demand, diligence, presentment for payment, protest and demand, and notice of extension, dishonor, protest, demand and nonpayment of this Note, (c) consent that Payee may extend the time of payment or otherwise modify the terms of payment of any part or the whole of the debt evidenced by this Note, at the request of any other person primarily liable hereon, and such consent shall not alter nor diminish the liability of any person, and (d) agree that Payee may setoff at any time any sums or property owed to any of them by Payee.

     This Note shall be binding upon Maker and its successors and assigns and shall inure to the benefit of Payee and their successors and assigns.

     All notices required or permitted in connection with this Note shall be given at the place and in the manner provided in the Stock Purchase Agreement for the giving of notices.

     This Note shall be governed by and construed according to the laws of the State of Arizona.

     All exhibits and schedules attached to this Note are incorporated herein by each reference thereto.

     Payee may bring any action or  proceeding to enforce or arising out of this
Note in any court of competent jurisdiction. Any action or proceeding brought by Maker arising out of this Note shall be brought solely in a court of competent jurisdiction located in the County of Maricopa, State of Arizona, or in the United States District Court for the District of Arizona. Maker waives any objection which it may now or hereafter have to venue of any such action or proceeding and waives any right to seek removal of any action or proceeding commenced in accordance herewith. If either party commences any action or proceeding arising out of this Note, in a court located in the County of Maricopa, State of Arizona, or the United States District Court for the District of Arizona, the other party hereby agrees that it will submit and does hereby irrevocably submit to the personal jurisdiction of such courts and will not attempt to have such action dismissed, abated, or transferred on the ground of forum non convenience or similar grounds; provided, however, that nothing contained herein shall prohibit any party from seeking, by appropriate motion, to remove any action brought in a Arizona state court to the United States District Court for the District of Arizona. If such action is so removed, however, neither party shall seek to transfer such action to any other district, nor shall either party seek to transfer to any other district any action which the other party originally commences in such federal court.

     Maker  agrees  that  a  summons  and  complaint  or  equivalent   documents
commencing an action or proceeding in any court shall be validly and properly served and shall confer personal jurisdiction over Maker if served upon Bonn, Luscher, Padden & Wilkins, 805 North Second Street, Phoenix, Arizona 85004,
Attention: John M. Welch, Esq., whom Maker hereby designates and appoints as Maker's authorized agent to accept and acknowledge on its behalf service of any and all process which may be served in such action or proceeding in any such court. Maker shall be sent, by certified mail to Maker's notice address as provided herein, a copy of such summons and complaint at the time of service upon such agent; provided, however, that any such copy shall be sent solely as a courtesy for Maker and its failure to receive such copy shall in no way affect the validity and propriety of the service made on Maker through such agent. Maker agrees that if it desires to make any change in its agent for service, such change shall be subject to Payee's written approval, which approval shall not be unreasonably withheld.

     MAKER AND PAYEE (BY ITS ACCEPTANCE OF THIS NOTE) HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING UNDER OR IN CONNECTION WITH THIS NOTE OR THE OTHER TRANSACTION DOCUMENTS, THE INDEBTEDNESS EVIDENCED BY THIS NOTE, ANY COLLATERAL OR SECURITY FOR THIS NOTE, OR ANY DEALINGS BETWEEN MAKER AND PAYEE IN CONNECTION WITH THE TRANSACTIONS THAT ARE THE SUBJECT OF THIS NOTE AND THE OTHER TRANSACTION DOCUMENTS, AND AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. THIS PROVISION SHALL APPLY TO ANY SUCH ACTION OR PROCEEDING, WHETHER INVOLVING A CLAIM, DEMAND, ACTION OR CAUSE OF ACTION BASED IN CONTRACT, TORT OR OTHERWISE. EITHER PARTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES TO THE WAIVER OF ANY RIGHT THEY MIGHT OTHERWISE HAVE TO TRIAL BY JURY.

     IN WITNESS WHEREOF, these presents are executed as of the date first written above.


                                       SOUTHHAMPTON ENTERPRISES CORP., a British
                                       Columbia Corporation


                                       By /s/ Thomas E. Dooley

                                              Its President


                                                                           MAKER

                                   SCHEDULE 1

Sellers
-------

     Thomas E. Dooley, Jr. and Gail A. Dooley, Trustees under the Thomas E. Dooley and Gail Dooley Revocable Trust of 1988, dated 10/4/88

     Thomas E. Dooley as Custodian Under the Uniform Gifts to Minors Act fbo Kim
     L. Dooley

     Thomas E. Dooley as Custodian Under the Uniform Gifts to Minors Act fbo Shawn T. Dooley

     Thomas E. Dooley, Jr. and Gail A. Dooley, Trustees under the Thomas E. Dooley and Gail Dooley Revocable Trust of 1988, dated 10/4/88

     E. Louis Werner, Jr. Trustee, E. Louis Werner, Jr. Revocable Intervivos Trust dated December 31, 1982

     Bobbi D. Hunter, Trustee under the 1989 Trust Agreement established separate irrevocable Gift Trusts f/b/o the children of Thomas and Gail Dooley dated March 7, 1989

                                    EXHIBIT A

[Provisions for adjustment of Conversion Price]

                                    EXHIBIT B

[Registration Rights Agreement]
                                   Page 3 of 1